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   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 25, 1997
                                        REGISTRATION STATEMENT NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
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                               MEADOWCRAFT, INC.
             (Exact name of registrant as specified in its charter)
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
           DELAWARE                                              2500                                           63-0891252
 (State or other jurisdiction                             (Primary Standard                                  (I.R.S. Employer
 of incorporation or organization)               Industrial Classification Code Number)                  Identification Number)

                                                        1401 MEADOWCRAFT ROAD
                                                       BIRMINGHAM, ALABAMA 35215
                                                           (205) 853-2220
                                          (Address, including zip code, and telephone number,
                                   including area code, of registrant's principal executive offices)
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                               WILLIAM J. MCCANNA
                                   PRESIDENT
                               MEADOWCRAFT, INC.
                             1401 MEADOWCRAFT ROAD
                           BIRMINGHAM, ALABAMA 35215
                                 (205) 853-2220
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
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                          Copies of Communications To:

         JOHN H. COOPER, ESQ.                       JAMES C. SCOVILLE, ESQ.U
        SIROTE & PERMUTT, P.C.                       DEBEVOISE & PLIMPTON
     2222 ARLINGTON AVENUE SOUTH                       875 THIRD AVENUE
    BIRMINGHAM, ALABAMA 35255-5727                 NEW YORK, NEW YORK 10022
        TEL: (205) 930-5108                          TEL: (212) 909-6000

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the Registration Statement becomes effective.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [x] 333-33053

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]

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                        CALCULATION OF REGISTRATION FEE
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    TITLE OF EACH       AMOUNT TO BE   PROPOSED MAXIMUM        PROPOSED MAXIMUM        AMOUNT OF
 CLASS OF SECURITIES     REGISTERED    OFFERING PRICE PER     AGGREGATE OFFERING   REGISTRATION FEE
   TO BE REGISTERED                        UNIT(2)               PRICE(1)(2)
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
Common Stock, par value
$.01 per share          115,000        $13.00                      $1,495,000            $453.00
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(1) Includes 15,000 shares that may be purchased by the Underwriters to cover over-allotments, if any.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) of the Securities Act of 1933.

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                                EXPLANATORY NOTE

         This Registraiton Statement is being filed by Meadowcraft, Inc. (the "Company") pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and includes the Registration Statement facing page, this page, the signature page, an exhibit index, an opinion of counsel regarding legality of the shares of Common Stock being offered hereby and a related consent, and an accountants' consent. The Company hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registraton Statement on Form S-1 (File No. 333-33053), as amended (including the exhibits thereto), declared effective on November 24, 1997 by the Securities and Exchange Commission (the "Commission").

                                 CERTIFICATION

         The Company hereby certifies to the Commission that (i) it has instructed its bank to transmit to the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on November 26, 1997), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee and (iv) it will confirm receipt of such instructions by its bank during regular business hours on November 26, 1997.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on the 25th day of November, 1997.

                                              MEADOWCRAFT, INC.

                                              By: /S/ William J. McCanna
                                                 ------------------------------
                                                      William J. McCanna
                                                          President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

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               Signature                                 Title                                        Date
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

                  *                           Chairman of the Board of Directors               November 25, 1997
----------------------------------------
           Samuel R. Blount



      /s/ William J. McCanna                  President and Director                           November 25, 1997
----------------------------------------      (Principal Executive Officer)
          William J. McCanna


                 *                            Vice President of Finance,                       November 25, 1997
----------------------------------------      Chief Financial Officer and Secretary
          Steven C. Braswell                  (Principal Financial and Accounting Officer)


*By:     /s/ William J. McCanna
    ------------------------------------
             William J. McCanna
                 President
             Power of Attorney
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                                 EXHIBIT INDEX

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Exhibit
Number            Description
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
   5.1            Opinion of Sirote & Permutt, P.C. regarding legality
  23.1            Consent of Arthur Andersen LLP
  23.2            Consent of Sirote & Permutt, P.C. (included in Exhibit 5 above)
  24              Powers of Attorney (filed as part of the Registration Statement on Form S-1 of the Company (File
                  No. 333-33053) and incorporated herein by reference)
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